UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 10, 2023

Central Index Key Number of the issuing entity: 0001984262

BANK 2023-BNK46

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0000835271

JPMorgan Chase Bank, National Association

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-257991-07	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28202
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 10, 2023, Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”) caused the issuance of the BANK 2023-BNK46, Commercial Mortgage Pass-Through Certificates, Series 2023-BNK46 (the “Certificates”) and the VRR Interest, pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated and effective as of August 1, 2023 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as general master servicer, LNR Partners, LLC, as general special servicer, National Cooperative Bank, N.A., as co-op master servicer and as co-op special servicer, Computershare Trust Company, N.A., as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2-1, Class A-SB, Class A-4, Class A-4-1, Class A-4-2, Class A-4-X1, Class A-4-X2, Class X-A, Class X-B, Class A-S, Class A-S-1, Class A-S-2, Class A-S-X1, Class A-S-X2, Class B, Class B-1, Class B-2, Class B-X1, Class B-X2, Class C, Class C-1, Class C-2, Class C-X1 and Class C-X2 Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class A-2-2, Class X-D, Class X-F, Class X-G, Class X-H, Class D, Class E, Class F, Class G, Class H, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”).

The Certificates (together with the VRR Interest issued pursuant to the Pooling and Servicing Agreement) represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on or about August 10, 2023 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of thirty-two (32) commercial and multifamily mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans were acquired by the Registrant from Wells Fargo Bank, National Association (“Wells Fargo”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated and effective as of August 2, 2023, between the Registrant and Wells Fargo; certain of the Mortgage Loans were acquired by the Registrant from JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated and effective as of August 2, 2023, between the Registrant and JPMCB; certain of the Mortgage Loans were acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated and effective as of August 2, 2023, between the Registrant and BANA; and certain of the Mortgage Loans were acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated and effective as of August 2, 2023, between the Registrant and MSMCH.

The assets of the Issuing Entity include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
CX – 250 Water Street	Exhibit 99.11	Exhibit 99.5
Fashion Valley Mall	Exhibit 99.12	Exhibit 99.6
Soho Beach House Miami	Exhibit 99.13	Exhibit 99.7
Seagate Campus	Exhibit 99.14	Exhibit 99.7
1201 Third Avenue	Exhibit 99.15	N/A
One & Two Commerce Square	Exhibit 99.16	N/A
Brandon Mall	Exhibit 99.17	Exhibit 99.8
Cumberland Mall	Exhibit 99.18	Exhibit 99.9
1825 K Street NW	Exhibit 99.19	N/A
Barbours Cut Port IOS	Exhibit 99.20	Exhibit 99.10

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Wells Fargo Securities, LLC, J.P. Morgan Securities, LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC and Siebert Williams Shank & Co., LLC (collectively, the “Dealers”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of August 2, 2023, between the Registrant, the Dealers, as underwriters, and Wells Fargo, (ii) the sale of the Class A-2-2 Certificates by the Registrant to JPMCB, pursuant to a Certificate Purchase Agreement, dated as of August 2, 2023, between the Registrant and JPMCB, (iii) the sale of the Privately Offered Certificates (other than the Class A-2-2 Certificates) by the Registrant to the Dealers, pursuant to a Certificate Purchase Agreement, dated as of August 2, 2023, between the Registrant, the Dealers, as initial purchasers, and Wells Fargo, and (iv) the transfer of the VRR Interest by the Registrant to Wells Fargo, JPMCB, BANA and Morgan Stanley Bank, N.A. (in such capacity, the “Retaining Parties”), pursuant to a VRR Interest Transfer Agreement, dated as of August 2, 2023, between the Registrant, MSMCH and the Retaining Parties. Only the Publicly Offered Certificates were offered to the public. The Privately Offered Certificates and the VRR Interest were sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus (the “Prospectus”) dated August 3, 2023 and filed with the Securities and Exchange Commission on August 10, 2023. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate balance of $542,805,000, on August 10, 2023. The net proceeds of the offering to the Registrant of the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of $5,994,675, were approximately $572,135,311. Of the expenses paid by the Registrant, approximately $0 was paid directly to affiliates of the Registrant, $840,947 in the form of fees were paid to the Underwriters, $505,401 were paid to or for the Underwriters and $4,648,327 were other expenses. All of the foregoing expense amounts are the Registrant’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The Registrant also sold to JPMCB on such date the Class A-2-2 Certificates, having a certificate balance of $75,000,000, sold to the Initial Purchasers on such date the Privately Offered Certificates (other than the Class A-2-2 Certificates), having an aggregate certificate balance of $66,744,287, and transferred to the Retaining Parties the VRR Interest, having a VRR interest balance of $36,028,909.86, in each case, in private placement transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. Further information regarding such sales (including, as to the price per class of Publicly Offered Certificates) is available in the Underwriting Agreement attached as Exhibit 1.1 hereto and in the Prospectus referred to above. The related registration statement (file no. 333-257991) was originally declared effective on October 15, 2021.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5.1, 8.1 and 23.1.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

1.1	Underwriting Agreement, dated as of August 2, 2023, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Morgan Stanley & Co. LLC, BofA Securities, Inc., J.P. Morgan Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC and Siebert Williams Shank & Co., LLC.
4.1	Pooling and Servicing Agreement, dated and effective as of August 2, 2023, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, LNR Partners, LLC, as general special servicer, National Cooperative Bank, N.A., as co-op master servicer and as co-op special servicer, Computershare Trust Company, N.A., as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
5.1	Legality Opinion of Sidley Austin LLP, dated August 10, 2023.
8.1	Tax Opinion of Sidley Austin LLP, dated August 10, 2023 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated August 3, 2023.
99.1	Mortgage Loan Purchase Agreement, dated and effective as of August 2, 2023, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.
99.2	Mortgage Loan Purchase Agreement, dated and effective as of August 2, 2023, between Wells Fargo Commercial Mortgage Securities, Inc. and JPMorgan Chase Bank, National Association.
99.3	Mortgage Loan Purchase Agreement, dated and effective as of August 2, 2023, between Wells Fargo Commercial Mortgage Securities, Inc. and Bank of America, National Association.
99.4	Mortgage Loan Purchase Agreement, dated and effective as of August 2, 2023, between Wells Fargo Commercial Mortgage Securities, Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.5	Pooling and Servicing Agreement, dated and effective as of February 1, 2023, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BANK 2023-BNK45, Commercial Mortgage Pass-Through Certificates, Series 2023-BNK45.
99.6	Pooling and Servicing Agreement, dated as of July 1, 2023, between Barclays Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, KeyBank National Association, as Ashburn Data Center special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BBCMS Mortgage Trust 2023-C20, Commercial Mortgage Pass-Through Certificates, Series 2023-C20.

99.7	Pooling and Servicing Agreement, dated as of July 1, 2023, between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, K-Star Asset Management LLC, as a special servicer, Situs Holdings, LLC, solely with respect to the Back Bay Office Whole Loan, as a special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, National Association, as certificate administrator and as trustee, relating to the issuance of the Benchmark 2023-B39 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2023-B39.
99.8	Pooling and Servicing Agreement, dated as of July 1, 2023, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BANK5 2023-5YR2, Commercial Mortgage Pass-Through Certificates, Series 2023-5YR2.
99.9	Pooling and Servicing Agreement, dated as of May 1, 2023, between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, BellOak, LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, National Association, as certificate administrator and as trustee, relating to the issuance of the Benchmark 2023-V2 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2023-V2.
99.10	Pooling and Servicing Agreement, dated as of May 1, 2023, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the MSWF Commercial Mortgage Trust 2023-1, Commercial Mortgage Pass-Through Certificates, Series 2023-1.
99.11	Agreement Between Note Holders, dated as of January 27, 2023, by and between Bank of America, National Association, as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder, initial note A-4 holder, initial note A-5 holder, initial note A-6 holder, initial note A-7 holder and initial note A-8 holder, Wells Fargo Bank, National Association, as initial note A-9 holder, initial note A-10 holder, initial note A-11 holder, initial note A-12 holder, initial note A-13 holder, initial note A-14 holder, initial note A-15 Holder and initial note A-16 holder, Goldman Sachs Bank USA, as initial note A-17 holder and initial note A-18 holder, and 3650 Real Estate Investment Trust 2 LLC, as initial note A-19 holder and initial note A-20 holder, relating to the CX - 250 Water Street Whole Loan.
99.12	Agreement Between Note Holders, dated as of May 25, 2023, by and between Bank of America, N.A., as initial note A-1-1 holder, initial mote A-1-2 holder, initial note A-1-3 holder and initial note A-1-4 holder, JPMorgan Chase Bank, National Association, as initial note A-2-1 holder, initial note A-2-2 holder, initial note A-2-3 holder and initial note A-2-4 holder, Bank of Montreal, as initial note A-3-1 holder, initial mote A-3-2 holder, initial note A-3-3 holder, initial note A-3-4 holder, initial note A-3-5 holder and initial note A-3-6 holder, and Barclays Capital Real Estate Inc., as initial note A-4-1 holder and initial note A-4-2 holder, relating to the Fashion Valley Mall Whole Loan.
99.13	Co-Lender Agreement, dated as of June 19, 2023, by and between JPMorgan Chase Bank, National Association., as initial note A-1 holder, initial note A-2 Holder, initial note A-3-1 holder, initial note A-3-2 holder and initial note A-4 holder, and Citi Real Estate Funding Inc., as initial note A-5-1 holder, initial note A-5-2 holder, initial note A-6 holder and initial note A-7 holder, relating to the Soho Beach House Whole Loan.

99.14	Agreement Between Note Holders, dated as of June 9, 2023, by and between Citi Real Estate Funding Inc., as note A-1 holder, note A-2 holder and note A-3 holder, UBS AG, New York Branch, as note A-4 holder, note A-5-1 holder and note A-5-2 holder, and Wells Fargo Bank, National Association, as note A-6 holder, relating to the Seagate Campus Whole Loan.
99.15	Agreement Between Note Holders, dated as of April 19, 2023, by and between Morgan Stanley Bank, N.A., as initial note A-1-1 holder, initial note A-1-2 holder, initial note A-1-3 holder and initial note A-2 holder, JPMorgan Chase Bank, National Association, as initial note A-3 holder and initial note A-4 holder, and Morgan Stanley Mortgage Capital Holdings LLC as Initial Agent, relating to the 1201 Third Avenue Whole Loan.
99.16	Agreement Between Note Holders, dated as of June 1, 2023, by and between Bank of America, N.A, as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder and initial note A-4 holder, Barclays Capital Real Estate Inc., as initial note A-5 holder, initial note A-6 holder, initial note A-7 holder and initial note A-8 holder, and JPMorgan Chase Bank, National Association, as initial note A-9 holder, initial note A-10 holder, initial note A-11 holder and initial note A-12 holder, relating to the One & Two Commerce Square Whole Loan.
99.17	Agreement Between Note Holders, dated as of May 24, 2023, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, and Wells Fargo Bank, National Association, as initial note A-2 holder, relating to the Brandon Mall Whole Loan.
99.18	Co-Lender Agreement, dated as of April 14, 2023, by and among Deutsche Bank AG, New York Branch, as note A-1 holder, note A-2 holder, note A-3 holder, note A-4 holder and note A-5 holder, Morgan Stanley Bank, N.A., as note A-6-1 holder, note A-6-2 holder and note A-7 holder, and Bank of Montreal, as note A-8 holder, note A-9 holder, note A-10 holder and note A-11 holder, relating to the Cumberland Mall Whole Loan.
99.19	Co-Lender Agreement, dated as of July 25, 2023, by and between JPMorgan Chase Bank, National Association., as initial note A-1 holder, and JPMorgan Chase Bank, National Association, as initial note A-2 holder, relating to the 1825 K Street NW Whole Loan.
99.20	Co-Lender Agreement, dated as of May 9, 2023, by and between Argentic Real Estate Finance 2 LLC, as initial note A-1-1 holder, initial note A-1-2 holder and initial note A-1-3 holder, and Wells Fargo Bank, National Association, as initial note A-2-1 holder and initial note A-2-2 holder, relating to the Barbours Cut IOS Whole Loan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Lee Green
Name: Lee Green
Title: Managing Director

Dated: August 10, 2023

BANK 2023-BNK46 – 8-K (Closing Date Filing)

Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of August 2, 2023, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Morgan Stanley & Co. LLC, BofA Securities, Inc., J.P. Morgan Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC and Siebert Williams Shank & Co., LLC.
4.1	Pooling and Servicing Agreement, dated and effective as of August 2, 2023, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, LNR Partners, LLC, as general special servicer, National Cooperative Bank, N.A., as co-op master servicer and as co-op special servicer, Computershare Trust Company, N.A., as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
5.1	Legality Opinion of Sidley Austin LLP, dated August 10, 2023.
8.1	Tax Opinion of Sidley Austin LLP, dated August 10, 2023 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated August 3, 2023.
99.1	Mortgage Loan Purchase Agreement, dated and effective as of August 2, 2023, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.
99.2	Mortgage Loan Purchase Agreement, dated and effective as of August 2, 2023, between Wells Fargo Commercial Mortgage Securities, Inc. and JPMorgan Chase Bank, National Association.
99.3	Mortgage Loan Purchase Agreement, dated and effective as of August 2, 2023, between Wells Fargo Commercial Mortgage Securities, Inc. and Bank of America, National Association.
99.4	Mortgage Loan Purchase Agreement, dated and effective as of August 2, 2023, between Wells Fargo Commercial Mortgage Securities, Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.5	Pooling and Servicing Agreement, dated and effective as of February 1, 2023, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BANK 2023-BNK45, Commercial Mortgage Pass-Through Certificates, Series 2023-BNK45.
99.6	Pooling and Servicing Agreement, dated as of July 1, 2023, between Barclays Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, KeyBank National Association, as Ashburn Data Center special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BBCMS Mortgage Trust 2023-C20, Commercial Mortgage Pass-Through Certificates, Series 2023-C20.

99.7	Pooling and Servicing Agreement, dated as of July 1, 2023, between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, K-Star Asset Management LLC, as a special servicer, Situs Holdings, LLC, solely with respect to the Back Bay Office Whole Loan, as a special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, National Association, as certificate administrator and as trustee, relating to the issuance of the Benchmark 2023-B39 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2023-B39.
99.8	Pooling and Servicing Agreement, dated as of July 1, 2023, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BANK5 2023-5YR2, Commercial Mortgage Pass-Through Certificates, Series 2023-5YR2.
99.9	Pooling and Servicing Agreement, dated as of May 1, 2023, between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, BellOak, LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, National Association, as certificate administrator and as trustee, relating to the issuance of the Benchmark 2023-V2 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2023-V2.
99.10	Pooling and Servicing Agreement, dated as of May 1, 2023, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the MSWF Commercial Mortgage Trust 2023-1, Commercial Mortgage Pass-Through Certificates, Series 2023-1.
99.11	Agreement Between Note Holders, dated as of January 27, 2023, by and between Bank of America, National Association, as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder, initial note A-4 holder, initial note A-5 holder, initial note A-6 holder, initial note A-7 holder and initial note A-8 holder, Wells Fargo Bank, National Association, as initial note A-9 holder, initial note A-10 holder, initial note A-11 holder, initial note A-12 holder, initial note A-13 holder, initial note A-14 holder, initial note A-15 Holder and initial note A-16 holder, Goldman Sachs Bank USA, as initial note A-17 holder and initial note A-18 holder, and 3650 Real Estate Investment Trust 2 LLC, as initial note A-19 holder and initial note A-20 holder, relating to the CX - 250 Water Street Whole Loan.
99.12	Agreement Between Note Holders, dated as of May 25, 2023, by and between Bank of America, N.A., as initial note A-1-1 holder, initial mote A-1-2 holder, initial note A-1-3 holder and initial note A-1-4 holder, JPMorgan Chase Bank, National Association, as initial note A-2-1 holder, initial note A-2-2 holder, initial note A-2-3 holder and initial note A-2-4 holder, Bank of Montreal, as initial note A-3-1 holder, initial mote A-3-2 holder, initial note A-3-3 holder, initial note A-3-4 holder, initial note A-3-5 holder and initial note A-3-6 holder, and Barclays Capital Real Estate Inc., as initial note A-4-1 holder and initial note A-4-2 holder, relating to the Fashion Valley Mall Whole Loan.

99.13	Co-Lender Agreement, dated as of June 19, 2023, by and between JPMorgan Chase Bank, National Association., as initial note A-1 holder, initial note A-2 Holder, initial note A-3-1 holder, initial note A-3-2 holder and initial note A-4 holder, and Citi Real Estate Funding Inc., as initial note A-5-1 holder, initial note A-5-2 holder, initial note A-6 holder and initial note A-7 holder, relating to the Soho Beach House Whole Loan.
99.14	Agreement Between Note Holders, dated as of June 9, 2023, by and between Citi Real Estate Funding Inc., as note A-1 holder, note A-2 holder and note A-3 holder, UBS AG, New York Branch, as note A-4 holder, note A-5-1 holder and note A-5-2 holder, and Wells Fargo Bank, National Association, as note A-6 holder, relating to the Seagate Campus Whole Loan.
99.15	Agreement Between Note Holders, dated as of April 19, 2023, by and between Morgan Stanley Bank, N.A., as initial note A-1-1 holder, initial note A-1-2 holder, initial note A-1-3 holder and initial note A-2 holder, JPMorgan Chase Bank, National Association, as initial note A-3 holder and initial note A-4 holder, and Morgan Stanley Mortgage Capital Holdings LLC as Initial Agent, relating to the 1201 Third Avenue Whole Loan.
99.16	Agreement Between Note Holders, dated as of June 1, 2023, by and between Bank of America, N.A, as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder and initial note A-4 holder, Barclays Capital Real Estate Inc., as initial note A-5 holder, initial note A-6 holder, initial note A-7 holder and initial note A-8 holder, and JPMorgan Chase Bank, National Association, as initial note A-9 holder, initial note A-10 holder, initial note A-11 holder and initial note A-12 holder, relating to the One & Two Commerce Square Whole Loan.
99.17	Agreement Between Note Holders, dated as of May 24, 2023, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, and Wells Fargo Bank, National Association, as initial note A-2 holder, relating to the Brandon Mall Whole Loan.
99.18	Co-Lender Agreement, dated as of April 14, 2023, by and among Deutsche Bank AG, New York Branch, as note A-1 holder, note A-2 holder, note A-3 holder, note A-4 holder and note A-5 holder, Morgan Stanley Bank, N.A., as note A-6-1 holder, note A-6-2 holder and note A-7 holder, and Bank of Montreal, as note A-8 holder, note A-9 holder, note A-10 holder and note A-11 holder, relating to the Cumberland Mall Whole Loan.
99.19	Co-Lender Agreement, dated as of July 25, 2023, by and between JPMorgan Chase Bank, National Association., as initial note A-1 holder, and JPMorgan Chase Bank, National Association, as initial note A-2 holder, relating to the 1825 K Street NW Whole Loan.
99.20	Co-Lender Agreement, dated as of May 9, 2023, by and between Argentic Real Estate Finance 2 LLC, as initial note A-1-1 holder, initial note A-1-2 holder and initial note A-1-3 holder, and Wells Fargo Bank, National Association, as initial note A-2-1 holder and initial note A-2-2 holder, relating to the Barbours Cut IOS Whole Loan.